Derivatives	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives	Derivatives
The Company previously entered into interest rate cap and swap agreements for purposes of managing its exposure to interest rate fluctuations.

On November 29, 2022, the Company entered into two interest rate cap agreements ("2022 Caps") with an initial total notional value of $2,101 million to limit its exposure to changes in the variable interest rate on its Senior Secured Credit Facilities. Interest on the 2022 Caps began accruing on December 30, 2022 and the interest rate caps were due to expire on December 31, 2024. Under the terms of the interest rate caps, the Company had paid a fixed rate of 0.42% and received a variable rate equal to the amount that the three-month SOFR rate exceeds 4.75%.

On November 29, 2022, the Company entered into an interest rate swap agreement ("2022 Swap") with an initial notional value of $1,101 million to limit its exposure to changes in the variable interest rate on its Senior Secured Credit Facilities. Interest on the 2022 Swap was due to begin accruing on December 31, 2024 and the interest rate swap was due to expire on September 30, 2026. Under the terms of the interest rate swap, the Company would have paid a fixed rate of 3.4% and would have received a variable rate of interest equal to the three-month SOFR on the 2022 Swap.

The 2022 Caps and the 2022 Swap were designated as cash flow hedges. Gains and losses were initially reported as a component of other comprehensive income/loss and subsequently recognized in net income.

During the year, the Company’s exposure to interest rate fluctuations significantly reduced with the voluntary and mandatory repayments of the senior secured term loan facility (refer to note 13. Bank credit lines, loan facilities and notes). Given this reduction and the repricing of the Senior Secured Credit facilities, the Company closed the 2022 Caps and 2022 Swap agreements.

At December 31, 2024, 73% of the Company's outstanding debt is at a fixed interest rate (December 31, 2023: 13%).
During the year ended December 31, 2024, the Company recognized a gain of $5.0 million (December 31, 2023: $1.6 million) within other comprehensive income/loss after a reclassification of $13.9 million (December 31, 2023: $2.4 million) from other comprehensive income/loss to the income statement.

The fair value of the Company’s derivative financial instruments at December 31, 2024 amount to $nil. The fair value of the Company’s derivative financial instruments at December 31, 2023 on a gross basis, are summarized in the following table:

	December 31, 2023
	Asset	Liability	Notional
	(in thousands)
Interest Rate Caps	$—	$1,871	$1,600,606
Interest Rate Swap	—	540	1,100,606
Total derivatives designated as hedging instruments	$—	$2,411	$2,701,212